SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of February 27, 2011 between Specialty Beverage and Supplement, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1    Definitions.  In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Subordinated Debentures (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, Advisors directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.  With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Board of Directors” means the board of directors of the Company.

 ”Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

 ”Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Business Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Purchase Price and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived, including without limitation the Company’s written acceptance of the subscriptions as set forth in Section 2.1.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(y).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.17.

“Merger” means the merger among the Company, Pubco and the Acquisition Sub pursuant to the Merger Agreement and the timely submission of all applicable filings with state and regulatory authorities in connection with such transaction.

“Merger Agreement” means the Agreement and Plan of Merger among the Company, Pubco, and the Acquisition Sub for the merger of the Acquisition Sub with and into the Company, with the Company as the surviving entity, to be entered into on or about May 15, 2011 pursuant to which the stockholders of the Company will exchange all of their Common Stock and Common Stock Equivalents for shares of Pubco Common Stock. The Merger Agreement will contain customary representations and warranties for a transaction of this type, including the representations warranties and covenants to be made by Pubco (and the Acquisition Sub, as applicable) on the closing date of the Merger as set forth on Exhibit B attached hereto.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” means, as to each Purchaser, the aggregate amount to be paid for Subordinated Debentures purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Purchase Price,” in United States dollars and in immediately available funds.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Pubco” means Mojo Incorporated, a Delaware corporation listed on the FINRA OTC Bulletin Board and currently reporting under the Exchange Act.

“Pubco Common Stock” means the common stock of Pubco, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Subordinated Debentures and the Underlying Securities.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subordinated Debentures” means the 9% Convertible Subordinated Debentures due, subject to the terms therein, six months from the date of issuance, issued by the Company to the Purchaser hereunder, in the form of Exhibit A attached hereto.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the New York Stock Exchange is open for trading.

“Transaction Documents” means this Agreement, the Subordinated Debentures, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Underlying Securities” means the Common Stock issued and issuable upon conversion of the Subordinated Debentures.

ARTICLE II.

PURCHASE AND SALE

2.1    Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase a minimum of $1,250,000 (the “Minimum Amount”) up to an aggregate of $4,000,000 (the “Maximum Amount”) in principal amount of the Subordinated Debentures.  Each Purchaser shall deliver to the Company, via wire transfer or a certified check, immediately available funds equal to its Purchase Price and the Company shall deliver each Purchaser’s respective Subordinated Debenture, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, and receipt of subscriptions for the Minimum Amount, an initial Closing shall occur at the offices of the Company or such other location as the parties shall mutually agree. Additional Closings of this Offering shall be held thereafter at the discretion of the Company as additional subscription proceeds are received and cleared up to the Maximum Amount.

2.2    Deliveries.

(a) On the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a Subordinated Debenture with a principal amount equal to the Purchase Price, registered in the name of the Purchaser, duly executed by the Company; and

(iii) a certificate of the Company’s Chief Executive Officer, in substantially the form of Exhibit C attached hereto; and

(b) On the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by the Purchaser; and

(ii) the Purchase Price by wire transfer to the account as specified in writing by the Company.

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2.3    Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein;

(ii) all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed;

(iii) Company’s written acceptance of subscriptions referenced in Section 2.1, which acceptance shall be at the sole discretion of the Company; and

(iv) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v) from the date hereof to the Closing Date, a banking moratorium shall not have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1    Representations and Warranties of the Company. Except as set forth in the disclosure schedules attached hereto (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or warranty made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, provided the disclosures in any section or subsection of the Disclosure Schedules shall qualify only the corresponding section or subsection in this Article III, the Company hereby makes the following representations and warranties to the Purchaser:

(a) Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a).  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.  If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

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(b) Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document, or (iv) a material adverse effect on the Company’s ability to consummate the Merger on or about May 15, 2011 (any of (i), (ii), (iii) or (iv), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith.  Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts.  Except as set forth on Schedule 2.1(d), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary except as created by the Transaction Documents, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws.

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(f) Issuance of the Securities.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Underlying Securities, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents.

 (g) Capitalization.  The capitalization of the Company is as set forth on Schedule 3.1(g).  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as set forth in Schedule 3.1(g), as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Common Stock or Common Stock Equivalents, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue Common Stock or Common Stock Equivalents or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding Common Stock or Common Stock Equivalents are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors or other Person is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s Common Stock or Common Stock Equivalents to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) Financial Statements.  Schedule 3.1(h) attached hereto contains the audited consolidated balance sheet and related statements of operations and cash flows of the Company and its subsidiaries at and for the year ending December 31, 2010 (the “Company Financial Statements”). The Company Financial Statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby, fairly present the financial condition, results of operations and cash flows of the Company and its subsidiaries as of the date thereof and for the period referred to therein and are consistent with the books and records of the Company and its subsidiaries, except as may be otherwise specified in such financial statements or the notes thereto and except that the Company Financial Statements may not contain all footnotes required by GAAP.

(i) Material Changes.  Since December 31, 2010, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP and (C) except as set forth in Schedule 3.1(i), (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any Common Stock or Common Stock Equivalents and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

(j) Litigation.  Other than as set forth on Schedule 3.1(j), there is no action, suit, inquiry, notice of violation, or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) or Proceeding which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any Manager, director or officer thereof, is or has been the subject of any Action or Proceeding involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation or Proceeding by the Commission involving the Company or any current or former director or officer of the Company.

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(k) Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.  No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance.  Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o) Patents and Trademarks.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(p) Insurance.  Except as disclosed in Schedule 3.1(p), the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the Purchase Price.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions with Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $100,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(r) Internal Accounting Controls.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(s) Certain Fees.  Except as set forth in Schedule 3.1(s), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(t) Private Placement.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate required to file as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended within a period of one year from the date hereof.

(v) Registration Rights.  No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(w) Disclosure.  All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.   The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

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(x) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, except as set forth in Schedule 3.1(x), neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

(y) Solvency.  Based on the consolidated financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the anticipated cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.  Schedule 3.1(y) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $25,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(z) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(aa)    No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.  The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(bb) Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(cc) Seniority.  Except as set forth on Schedule 3.1(cc), as of the Closing Date, no Indebtedness or other claim against the Company is senior to, or pari passu with, the Subordinated Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

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(dd) No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(ee)  Acknowledgment Regarding Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.  The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

3.2    Representations and Warranties of the Purchaser.  Each of the Purchasers severally, and not jointly, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority.  The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of the Purchaser.  Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account.  The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting the Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.  The Purchaser is acquiring the Securities hereunder in the ordinary course of its business. The undersigned acknowledges that (i) the Securities will be issued pursuant to applicable exemptions from registration under the Act and any applicable state securities laws, and (ii) the Securities have not been registered under the Act, in reliance on the exemption from registration provided by Section 4(2) thereof. In connection therewith, the undersigned hereby covenants and agrees that it will not offer, sell, or otherwise transfer the Securities unless and until it obtains the consent of the Company and such Securities are registered pursuant to the Act and the laws of all jurisdictions which in the opinion of the Company may be applicable or unless such Securities are, in the opinion of the Company, otherwise exempt from registration thereunder.

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(c) Purchaser Status.  At the time the Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it converts any Subordinated Debentures it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of The Purchaser.  The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  The Purchaser has had the opportunity to ask questions and obtain information necessary to make an investment decision. To the extent the undersigned has taken advantage of such opportunity, they have received satisfactory answers concerning the purchase of the Securities. Purchaser understands that the offer and sale of the Securities is being made only by means of this Agreement. Purchaser understands that the Company has not authorized the use of, and Purchaser confirms that Investor is not relying upon any other information, written or oral, other than material contained in this Agreement and the Transaction Documents. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment and its financial condition is such that it has no need for liquidity with respect to its investment in the Securities to satisfy any existing or contemplated undertaking or indebtedness. The Purchaser has discussed with its professional, legal, tax and financial advisers the suitability of an investment in the Company by the undersigned for its particular tax and financial situation. All information that the undersigned has provided to the Company concerning itself and its financial position is correct and complete as of the date set forth below, and if there should be any material change in such information, the undersigned will immediately provide such information to the Company.

(e) General Solicitation.  The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. The Purchaser did not enter into any discussions or initiate any contacts (in each case, regarding the offer or sale of the Securities) as a result of any General Solicitation, including the Registration Statement, nor did the Purchaser decide to enter into this Agreement as a result of any General Solicitation, including the Registration Statement. As used herein, “Registration Statement” means the Company’s registration statement on Form S-1 for its common stock, which has been withdrawn prior to the date hereof, and “General Solicitation” means any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Purchaser, in connection with the Merger, or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

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[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, the Purchaser may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

4.2 Merger. The Company has not, and hereby covenants that during the period from and including the Closing Date to and including Maturity Date, it will not, enter into any purchase, sale, merger or business combination transaction pursuant to which the business of another Person is combined with that of the Company, in whatever form, or enter into any other agreement or series of related agreements (including, without limitation, joint venture, sale of assets, license agreement, distribution agreement, etc.) or enter into any other transaction that would preclude the closing of the Merger, without the prior written consent of the holders of two-thirds in principal amount outstanding of the Subordinated Debentures.

4.3 Integration.  From and after the Closing Date, the Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities to the Purchasers in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

4.4 Conversion Procedures.  The form of Notice of Conversion included in the Subordinated Debentures set forth the totality of the procedures required of the Purchasers in order to convert the Subordinated Debentures.  No additional legal opinion or other information or instructions shall be required of the Purchasers to convert their Subordinated Debentures.  The Company shall honor conversions of the Subordinated Debentures and shall deliver Underlying Securities in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.5 Publicity.  The Company and the Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

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 4.6 Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents and the Merger Agreement, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The Company covenants that within four (4) Trading Days of the closing of the Merger it shall cause Pubco to issue a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and thereby.

4.7 Use of Proceeds.  Except as set forth on Schedule 4.7 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes, and shall not use such proceeds for (a) the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) the redemption of any Common Stock or Common Stock Equivalents or (c) the settlement of any outstanding litigation.

4.8 Indemnification of Purchasers.   Subject to the provisions of this Section 4.8, the Company will indemnify and hold the Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of the Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, negligence, willful misconduct or malfeasance).  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

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4.9  Equal Treatment of Purchasers.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Subordinated Debentures in amounts which are disproportionate to the respective principal amounts outstanding on the Subordinated Debentures at any applicable time.  For clarification purposes, this provision constitutes a separate right granted to the Purchaser by the Company and negotiated separately by the Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.10 Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to Purchaser upon filing. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.11 Reporting Requirements. Until the time the Company becomes subject to the reporting provisions of the Exchange Act, the Company shall furnish to each Purchaser that holds Securities, the following:

(a) As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company commencing with the fiscal year ending December 31, 2010, audited financial statements of the Company as at the end of such fiscal year and related statements of income and expenses for such fiscal year, all in reasonable detail and in scope to the Purchaser, prepared in accordance with GAAP, with the opinion of an independent certified public accountant reasonably acceptable to the Purchaser as evidenced by the prior written consent of the Purchaser;

(b) As soon as available and in any event within thirty (30) days after the end of each fiscal quarter, quarterly financial statements prepared by the Company and other information reasonably requested by the Purchaser;

(c) As soon as available and in any event within fifteen (15) days after the end of each month, monthly reports containing information on the Company’s sales and other information reasonably requested by the Purchaser;

(d) As soon as available and in any event not less than thirty (30) days prior to the commencement of each fiscal year, a detailed annual budget and strategic plan for the Company’s business for such fiscal year, which shall have been approved by the Company’s Board of Directors;

(e) As soon as possible and in any event within five (5) days after the Purchasers notify the Company of the occurrence of each Event of Default, a statement of an authorized officer of the Company setting forth the nature and period of existence of such Event of Default and the action which the Company has taken and proposes to take with respect thereto;

(f) Promptly after the sending or filing thereof, copies of all reports, if any, which the Company sends to any of its shareholders, and copies of all reports and registration statements, if any, which the Company files with the Commission or any Trading Market;

(g) Promptly after the filing or receiving thereof, copies of all reports and notices, if any, which the Company files under ERISA, with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Company receives from any of such Persons;

(h) Promptly upon determination by the Company’s Chief Executive Officer of the need for the Company or Board of Directors to obtain additional financing, all information concerning such determination if, as and when available;

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(i) Information concerning offers or solicitations, and the terms and conditions thereof, for additional equity financing, given to the Purchaser not less than 30 days prior to the entering into of such financial arrangement;

(j) Such other information respecting the condition or operations, financial or otherwise, of the Company as the Purchasers may from time to time reasonably request; and;

(k) Promptly upon receipt, notice in writing of all Actions and Proceedings.

4.12. Accountants. Until the time the Company becomes subject to the reporting provisions of the Exchange Act, the Company shall promptly give the Purchaser notice of any change in the firm of independent certified public accountants utilized by the Company.

4.13 Access to Records. Until the time the Company becomes subject to the reporting provisions of the Exchange Act, the Company shall furnish to each Purchaser that holds Securities, or any of its duly authorized representatives, attorneys or accountants reasonable access to any and all records at the premises of the Company where such records are kept, such access being afforded without charge, but only upon reasonable request stating the purpose of such request and during normal business hours. Each such Purchaser making such request agrees to request to execute a confidentiality agreement or similar document reasonably requested by the Company.

4.15 Preservation of Corporate Existence. The Company shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified might reasonably have a Material Adverse Effect upon the financial condition, business or operations of the Company and its Subsidiaries taken as a whole.

4.16 Confidentiality. The Purchaser agrees to maintain the confidentiality of this Agreement, the transactions contemplated hereby, including the Merger, and not use any confidential information it may learn about another party for any purpose other than to consummate the transactions contemplated hereby. The Purchaser acknowledges that the information concerning the Company and the transactions contemplated by this Agreement is confidential and proprietary to the Company, and is being submitted to the Purchaser solely for confidential use and with the explicit understanding that, without the prior written permission of the Company, Purchaser will not release this Agreement or any of the related transaction documentation, including the Company’s confidential investor presentation, or discuss the foregoing, its existence, or any of the information contained herein, or make any reproduction of or use of such documentation or information for any purpose other than to evaluate a potential investment in the Subordinated Debentures offered hereby; provided, however, that you are authorized to disclose the tax treatment and the tax structure of the transactions described herein to your advisors, without limitation of any kind. By accepting delivery of this Agreement, you agree to promptly return it and any other documents or information furnished to you by the Company, and all copies thereof, if you elect not to purchase any of the Subordinated Debentures offered hereby, or if the offering is terminated or withdrawn.

ARTICLE V.

MISCELLANEOUS

5.1  Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before 5:30 p.m. (New York City time) on May 15, 2011; provided, however, that such termination will not affect the right of any party to sue for any breach by the other party (or parties).

5.2  Fees and Expenses.   Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

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5.3  Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4  Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder, shall be in writing and delivered personally, by facsimile, pdf or other electronic delivery, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth below, or such other email address, facsimile number or address as the Company may specify for such purpose by notice to the Holder delivered in accordance with this Section 5.4.  Any and all notices or other communications or deliveries to be provided by the Company hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to the Holder at the address set forth below.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic delivery at the facsimile number or email address specified in this Section 5.4 prior to 5:30 p.m. (New York City time), (ii) the Business Day immediately following the date of transmission, if such notice or communication is delivered via facsimile or electronic delivery at the facsimile number or email address specified in this Section 5.4 between 5:30 p.m. (New York City time) and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

If to the Company, to:

Specialty Beverage and Supplement Inc.

836 Grundy Avenue

Holbrook, NY 11741

Telephone: (631) 750-3195 ext 112

Facsimile: (631) 750-3088

Email: Petes@specialbev.com

Attention: Peter Scalise III, Chairman and CEO

With a copy (which shall not constitute notice) to:

David Lubin & Associates, PLLC

10 Union Avenue, Suite 5

Lynbrook, NY 11563

Telephone: (516) 887-8200

Facsimile: (516) 887-8250

Attention: David Lubin, Esq.

Email: david@dlubinassociates.com

If to the Holder, as set forth on the signature pages attached hereto.

5.5  Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers of at least 75% in interest of the Securities still held by Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6  Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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5.7  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser (other than by merger).  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8  No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

5.9  Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, County of New York (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Transaction Documents and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Transaction Documents or the transactions contemplated hereby or thereby. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

5.10  Survival.  The representations and warranties shall survive the Closing and the delivery of the Securities for the applicable statue of limitations.

5.11  Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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5.13  Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.14  Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15  Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16  Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17  Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document.  Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

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5.18  Independent Nature of Purchasers’ Obligations and Rights.  The obligations of the Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  The Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

5.19  Liquidated Damages.  The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.20  Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.21  Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

5.22 Waiver of Jury Trial.  In any action, suit or proceeding in any jurisdiction brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waives forever trial by jury.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SPECIALTY BEVERAGE AND SUPPLEMENT, INC.

By: /s/ Peter Scalise III

Name: Peter Scalise III

Title: Chairman and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASERS FOLLOW]

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[PURCHASER SIGNATURE PAGES TO SPECIALTY BEVERAGE AND SUPPLEMENT, INC. SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Purchaser:

Facsimile Number of Purchaser:

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Purchase Price:

SSN / EIN Number:

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[PURCHASER INVESTOR QUESTIONNAIRE TO SPECIALTY BEVERAGE AND SUPPLEMENT, INC. SECURITIES PURCHASE AGREEMENT]

Purchaser represents and warrants that Purchaser is an “accredited investor” because Purchaser is (initial applicable box(es):

[ ] an individual whose individual net worth, or joint net worth with his or her spouse (if any), at the time of purchase exceeds $1,000,000;

[ ] an individual who had an individual income in excess of $200,000 in each of the two most recent calendar years, or joint income with his or her spouse (if any) in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current calendar year;

[ ] a director or an executive officer of the Company;

[ ] a trust or a person acting on behalf of a trust (i) with total assets in excess of $5,000,000, (ii) which was not formed for the specific purpose of acquiring the Shares, and (iii) whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

[ ] any organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, corporation, Massachusetts or similar business trust, or partnership (i) not formed for the specific purpose of acquiring the Shares, and (ii) with total assets in excess of $5,000,000; or

[ ] any entity in which all of the equity owners are accredited investors.

Indicate whether you are you a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934 or an affiliate of such broker or dealer.

  [ ] Yes  [ ] No

If yes, please provide the following information:

Name of Broker/Dealer:

Address of Broker/Dealer:

Position held with or relationship to Broker/Dealer:__

The foregoing statements are true and accurate to the best of my information and belief and I will promptly notify Specialty Beverage and Supplement, Inc., if any of the responses to the foregoing questions should be changed.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

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Exhibit A

Form of Subordinated Debenture

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Exhibit B

Certain Merger Agreement Terms; Pubco Representations

1.  Structure. Pursuant to the Merger Agreement, Pubco will enter into a reverse triangular merger with the Company and a newly formed acquisition subsidiary of Pubco (the “Acquisition Sub”). The Company will be the surviving entity in the Merger and will be a wholly-owned subsidiary of Pubco upon the closing of the Merger. Pursuant to the Merger, Pubco will acquire all of the Company’s outstanding Common Stock and Common Stock Equivalents in exchange for a number of shares of Pubco Common Stock representing not less than 50% of Pubco’s outstanding Common Stock before the issuance of the Underlying Securities issuable upon conversion of the Subordinated Debentures, with the Pubco stockholders retaining not more than 50% of Pubco’s Common Stock on a fully-diluted basis after the closing of the Merger but before the issuance of the Underlying Securities issuable upon conversion of the Subordinated Debentures. It is the intention of the parties that the Merger qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and not subject the holder’s of the Company’s Common Stock to any tax liability as a result of the Merger. At the Closing of the Merger and before giving effect to the issuance of any Common Stock upon conversion of any Subordinated Debentures, there will be 51,000,000 shares of Common Stock issued and outstanding. After giving effect to the issuance of Common Stock upon conversion of all of the Subordinated Debentures (assuming the Maximum Amount is sold) there will be 62,428,571 shares of Common Stock issued and outstanding.

2.  Certain Representations and Warranties. The Merger Agreement will contain customary representations, warranties, covenants and indemnities for a transaction of this type. In particular, Pubco will make, among others, the following representations and warranties to the Company on the signing date and on the closing date: (a) Pubco is a US corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and the Pubco Common Stock is presently eligible for quotation and trading on the OTCBB in all 50 states of the United States and not subject to any notice of suspension or delisting; (b) the Company will have shares of Pubco Common Stock in the public float which were issued pursuant to an effective Registration Statement on Form SB-2 as filed with the Commission; (c) Pubco has complied with all applicable federal and state securities laws and regulations, including being current in all of its reporting obligations under federal securities laws and regulations; (d) Pubco is not, and has not, and the past and present officers, directors and affiliates of Pubco are not and have not, been the subject of, nor does any officer or director have any reason to believe that Pubco or any of its officers, directors or affiliates will be the subject of, any civil or criminal proceeding or investigation by any federal or state agency alleging the violation of securities laws; (e) Pubco has not been the subject of any voluntary or involuntary bankruptcy proceeding, nor has it been a party to any material litigation; (f) Pubco has not, and the past and present officers, directors and affiliates have not, been the subject of, nor does any officer or director of Pubco have any reason to believe that the Pubco or any of its officers, directors or affiliates will be the subject of, any civil, criminal or administrative investigation or proceeding brought by any federal or state agency having regulatory authority over such entity or person; (g) Pubco does not and will not on the closing date of the Merger, have any liabilities, contingent or otherwise, including but not limited to notes payable and accounts payable, and is not a party to any executory agreements; and (h) Pubco is not a “blank check company” as such term is defined by Rule 419 of the Securities Act. Pubco will be identified by the Advisor and be reasonably acceptable to the Company after customary due diligence review.

3.  Composition of Pubco Board following the Merger. Immediately following the closing date of the Merger, the Board of Directors of Pubco shall consist of five (5) members. On the closing date of the Merger, all of the current officers and directors of Pubco shall resign and, simultaneously therewith, a new Board of Directors and such executive officers shall be appointed as shall be determined by the parties. On the closing date of the Merger, the holders of the Subordinated Debentures shall have the right to appoint one (1) member to the Board.

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4.  Registration Rights. Purchaser’s of the Subordinated Debentures and the Company stockholders will not have demand or “piggy-back” registration rights. Unless the Company elects to file a registration statement under the Securities Act to register the Common Stock and the Underlying Securities issued in connection with the Merger or upon conversion of the Subordinated Debentures, respectively, such shares may be sold only pursuant to an exemption from the registration requirements of the Securities Act, including Rule 144 promulgated thereunder.

5.  Lock-up; No-Shorting. At the closing date of the Merger, all officers, directors and key employees of the Company, as well as any 5% holders of Pubco securities, will enter into a Lock-Up Agreement with Pubco for a term of 12 months whereby they agree to certain restrictions on the sale or disposition of all the Common Stock acquired by them in connection with the Merger. In addition, each such stockholder subject to Lock-Up Agreements shall agree that it will not, for the longer of two (2) years from the closing date of the Merger, directly or indirectly, effect or agree to effect any short sale (as defined in Rule 200 under Regulation SHO of the Exchange Act), whether or not against the box, establish any “put equivalent position” (as defined under Rule 16a-1(h) of the Exchange Act) with respect to the Common Stock, or grant any other right with respect to the Common Stock or any security that includes, relates to or derives any material part of its value from the Common Stock, or otherwise seek to hedge its position in the Common Stock.

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Exhibit C

Form of Officer’s Certificate

Certificate of Secretary of
Specialty Beverage and Supplement, Inc.

Reference is made to the Securities Purchase Agreement (the “Purchase Agreement”) dated as of April 19, 2011 among Specialty Beverage and Supplement, Inc., a Nevada corporation (the “Company”) and the other signatories thereto, regarding 9% Convertible Subordinated Debentures of the Company. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Purchase Agreement.

I, Peter Scalise lll, hereby certify on behalf of the Company that:

1. I am the Chairman and Chief Executive Officer of the Company.

2. Attached hereto as Appendix A is a copy of a certificate of good standing of the Company, issued by the Nevada Secretary of State and dated no earlier than three business days before the Closing.

3. Attached hereto as Appendix B is a true, correct and complete copy of the Company’s Articles of Incorporation, as amended and restated and in effect on the date hereof.

4. Attached hereto as Appendix C is a true, correct and complete copy of the Company’s bylaws, as amended and restated and in effect on the date hereof.

5. Attached hereto as Appendix D is a true and correct copy of resolutions of the Board of Directors of the Company, which resolutions are in full force and effect and have not been amended.

Dated as of April 19, 2011

SPECIALTY BEVERAGE AND SUPPLEMENT, INC.

By: /s/ Peter Scalise III

Name: Peter Scalise III

Title: Chairman and Chief Executive Officer

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DISCLOSURE SCHEDULES

Reference is made to the Securities Purchase Agreement (“Purchase Agreement”) of even date herewith by and among Specialty Beverage and Supplement, Inc., a Nevada corporation (the “Company”) and the other signatories thereto, regarding the issuance of the Securities as defined in the Purchase Agreement.

These Disclosure Schedules are being furnished pursuant to the Purchase Agreement.

Capitalized terms used in these Disclosure Schedules and not otherwise defined herein have the meaning given to them in the Purchase Agreement.

The fact that an item is disclosed in these Disclosure Schedules does not mean that such item is required to be disclosed or that it is material.

Dated as of April 19, 2011.

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Schedule 3.1 (a) Direct and Indirect Subsidiaries of the Company

The Company has the following direct subsidiaries:

Graphic Gorilla, LLC a New York limited liability company.

Infusenomics Inc, a Nevada corporation.

The Company has no indirect subsidiaries.

Schedule 3.1 (f) Issuance of the Subordinated Debentures

The Securities are subject to restrictions under applicable securities laws.

Schedule 3.1 (g) Capitalization of the Company

This Schedule 3.1(g) describes the capitalization of Specialty Beverage and Supplement, Inc., immediately prior to the Closing.

The authorized shares of Specialty Beverage and Supplement, Inc., consists of 135,000,000 shares of Common Stock, par value $0.001 per share, and 25,000,000 shares of preferred stock, par value $0.001 per share. As of the date hereof and at the Closing there will be 124,349,018 shares of Common Stock and no shares of preferred stock issued and outstanding.

There are no stockholder agreements between the Company and any Person.

Schedule 3.1 (h) Company Financial Statements

The Company Financial Statements are attached.

Schedule 3.1 (i) Material Changes

None

Schedule 3.1 (n) Title to Assets

None

3.1 (q) Transactions With Affiliates and Employees

None

Schedule 3.1 (s) Certain Fees

None

Schedule 3.1 (y) Solvency

Indebtedness

As of April 19, 2011, immediately prior to the Closing, the Company has no Indebtedness other than for notes issued to investors in an aggregate amount equal to $1,360,000 which the holders have each agreed to exchange the entire principal and accrued interest thereunder for Subordinated Debentures in this offering.

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Solvency

If the Company does not obtain additional debt or equity financing, including completion of the Closing, then Section 3.1(y) of the Purchase Agreement is, or depending on the amount of money raised, may be, inaccurate. No assurance can be given that such debt or equity financing will be available. Concern about our ability to continue as a going concern may place additional constraints on operations and make it more difficult for us to meet our obligations or adversely affect the terms of possible future funding.

In the audit report on our financial statements for our fiscal years ended December 31, 2009 and 2010, our auditors included a going concern qualification indicating that our recurring operating losses and working capital deficit cause substantial doubt about our ability to continue as a going concern. For these same reasons, we would expect to receive a similar going concern qualification on our financial statements for the fiscal year ended December 31, 2011, unless we continue to raise additional capital prior to year-end.

Schedule 3.1 (cc) Seniority

See Schedule 3.1(y) for a description of the existing senior indebtedness of Specialty Beverage and Supplement, Inc.

Schedule 3.1 (dd) No Disagreements With Accountants and Lawyers

None

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